UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

March 19, 2024

CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

(Address of principal executive offices)

Telephone Number: (856) 342-4800

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01.	Other Events

On March 19, 2024, Campbell Soup Company (“Campbell” or the “Company”) priced an offering of $2,500,000,000 aggregate principal amount of senior unsecured notes, consisting of $400,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 5.300% per annum, due March 20, 2026 (the “2026 Notes”), $500,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 5.200% per annum, due March 19, 2027 (the “2027 Notes”), $600,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 5.200% per annum, due March 21, 2029 (the “2029 Notes”) and $1,000,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 5.400% per annum, due March 21, 2034 (the “2034 Notes” and, together with the 2026 Notes, the 2027 Notes and the 2029 Notes, the “Notes”).

The Notes were offered and sold pursuant to an Underwriting Agreement dated March 19, 2024 (the “Underwriting Agreement”) among Campbell and Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters named therein, under Campbell’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-274048) filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2023. Campbell has filed with the SEC a prospectus supplement, dated March 19, 2024, together with the accompanying prospectus dated August 17, 2023, relating to the offering and sale of the Notes. The Notes were issued on March 21, 2024 pursuant to an indenture dated as of March 19, 2015 (the “Original Indenture”) by and between the Company and Computershare Trust Company, N.A. (as successor in interest to Wells Fargo Bank, National Association), as retiring trustee, as amended and supplemented by the First Supplemental Indenture, dated as of August 17, 2023 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”) among the Company, Computershare Trust Company, N.A. (as successor in interest to Wells Fargo Bank, National Association), as retiring trustee, and U.S. Bank Trust Company, National Association, as successor trustee for any series of debt securities issued in the future.

The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of Notes, each of which is incorporated by reference into the Registration Statement. The Underwriting Agreement, the Indenture, the First Supplemental Indenture, and the forms of the 2026 Notes, the 2027 Notes, the 2029 Notes and the 2034 Notes are attached to (or incorporated by reference as an exhibit to) this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3.1, Exhibit 4.3.2, Exhibit 4.3.3 and Exhibit 4.3.4, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated March 19, 2024 among Campbell and Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of March 19, 2015, between Campbell and Wells Fargo Bank, National Association, as trustee, is incorporated by reference to Campbell’s Current Report on Form 8-K (SEC file number 1-03822) filed with the SEC on March 19, 2015.

4.2	First Supplemental Indenture, dated as of August 17, 2023, between Campbell, Computershare Trust Company, N.A. (as successor in interest to Wells Fargo Bank, National Association), as retiring trustee, and U.S. Bank Trust Company, National Association, as successor trustee, is incorporated by reference to Exhibit 4.3 to Campbell’s Registration Statement on Form S-3 (SEC file number 333-274048) filed with the SEC on August 17, 2023.

4.3.1	Form of 2026 Note.

4.3.2	Form of 2027 Note.

4.3.3	Form of 2029 Note.

4.3.4	Form of 2034 Note.

5.1	Opinion of Charles A. Brawley, III – Executive Vice President, General Counsel and Corporate Secretary.

5.2	Opinion of Weil, Gotshal & Manges LLP.

23.1	Consent of Charles A. Brawley, III – Executive Vice President, General Counsel and Corporate Secretary (included in Exhibit 5.1 hereto).

23.2	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.2 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

Date: March 21, 2024

	By:	/s/ Carrie L. Anderson
	Name:	Carrie L. Anderson
	Title:	Executive Vice President and Chief Financial Officer